EXHIBIT 4.1

NUMBER                                                                SHARES
[    ]                                                                [    ]

                                   PACIFICNET
                                  NASDAQ: PACT

                                PACIFICNET INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                                   CUSIP 69511V 20 7


THIS CERTIFIES THAT:




Is owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE EACH OF THE
                                COMMON STOCK OF
=============================== PACIFICNET INC. ================================

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corpoation and the facsimile signatures of its duly authorized officers.

Dated:                                    COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  (NEW YORK, NY)
                                                    TRANSFER AGENT AND REGISTRAR


                            [SEAL OF PACIFICNET INC.

/s/ signature                                /s/ signature
--------------------------------             -----------------------------------
Executive Director and Secretary             Chief Executive Officer

THE ARTICLES OF INCORPORATION OF THE CORPORATION GRANT TO THE BOARD OF DIRECTORS THE POWER TO ESTABLISH MORE THAN ONE CLASS OR SERIES OF SHARES AND TO FIX THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH DIFFERENT CLASS OR SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common              UNIF GIFT MIN ACT - ________Custodian_______
TEN ENT   - as tenants by the entireties                           (Cust)          (Minor)
JT TEN    - as joint tenants with right of                     under Uniform Gifts to Minors
            survivorship and not as tenants                    Act _____________________
            in common                                                     (State)

     Additional abbreviation may also be used though not in above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
|                                     |
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________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, __________________________

                                 _______________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.


Signature(s) Guaranteed:



___________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKER, STOCKBROKER. SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15